Exhibit 99.1

News Release	NYSE: BOH

Media Inquiries Stafford Kiguchi Telephone: 808-694-8580
Mobile: 808-265-6367
E-mail: Stafford.Kiguchi@boh.com

Investor/Analyst Inquiries
Cindy Wyrick
Telephone: 808-694-8430
E-mail: Cindy.Wyrick@boh.com

Bank of Hawaii Corporation First Quarter 2009 Financial Results

•                  Diluted Earnings Per Share $0.75

•                  Net Income for the Quarter $36.0 Million

•                  Board of Directors Declares Dividend of $0.45 Per Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (April 20, 2009) — Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per share of $0.75 for the first quarter of 2009 down from diluted earnings per share of $1.18 in the same quarter last year.  Net income for the first quarter of 2009 was $36.0 million compared to net income of $57.2 million in the first quarter of 2008.  Results for the first quarter of 2009 included a pre-tax gain of $10.0 million related to the Company’s sale of its equity interest in the leveraged leases of two watercraft.  Results for the first quarter of 2008 included pre-tax gains of $25.3 million related to the redemption of Visa shares and the early buy-out of an aircraft lease.  First quarter 2009 results include a provision for credit losses of $24.9 million as compared to $14.4 million in the first quarter of 2008.

Deposits increased $921 million in the first quarter to $9.2 billion at March 31, 2009.  Shareholders’ equity increased $43 million to $834 million at March 31, 2009.  The allowance for loan and lease losses increased $11 million during the first quarter of 2009 and currently represents 2.12 percent of outstanding loans and leases.

“We accomplished our near-term objectives of continuing to increase liquidity, reserves and capital during the first quarter of 2009,” said Allan R. Landon, Chairman and CEO.  “Our profitability remained solid even as business activity in Hawaii slowed.  Bank of Hawaii has a strong balance sheet and is well prepared for future economic developments and opportunities.”

The return on average assets for the first quarter of 2009 was 1.32 percent, compared to 2.16 percent during the same quarter last year.  The return on average equity for the first quarter of 2009 was 17.86 percent compared to 29.88 percent for the first quarter of 2008.  The efficiency ratio for the first quarter of 2009 was 52.52 percent compared to 49.62 percent in the same quarter last year.

- more -

130 Merchant Street • PO Box 2900 • Honolulu HI 96846-6000 • Fax 808-537-8440 • Website www.boh.com

Financial Highlights

Net interest income, on a taxable equivalent basis, for the first quarter of 2009 was $97.3 million, down $5.1 million from net interest income of $102.4 million in the first quarter of 2008 and down $8.8 million from net interest income of $106.1 million in the fourth quarter of 2008.  The decrease compared to the previous quarters was largely due to significant growth and liquidity in the balance sheet during the first quarter of 2009.  Analyses of the changes in net interest income are included in Tables 7a and 7b.

The net interest margin was 3.76 percent for the first quarter of 2009, a 41 basis point decrease from 4.17 percent in the first quarter of 2008 and a 67 basis point decrease from 4.43 percent in the fourth quarter of 2008.   The decrease in the net interest margin was largely the result of lower interest rates and the Company’s strategy to increase deposits and liquidity, and to reduce risk.

Results for the first quarter of 2009 included a provision for credit losses of $24.9 million compared with $14.4 million in the first quarter of 2008 and $18.6 million in the fourth quarter of 2008.  The provision for credit losses exceeded net charge-offs of $14.0 million by $10.9 million in the first quarter of 2009.  The provision for credit losses exceeded net charge-offs of $5.4 million by $9.0 million in the first quarter of 2008 and exceeded net charge-offs of $10.6 million by $8.0 million in the fourth quarter of 2008.

Noninterest income was $70.4 million for the first quarter of 2009, a decrease of $15.8 million compared to $86.1 million in the first quarter of 2008 and an increase of $15.9 million compared to $54.5 million in the fourth quarter of 2008.  Noninterest income in the first quarter of 2009 included the previously mentioned gain for the disposition of a leveraged lease.  Results for the first quarter of 2008 included the previously mentioned Visa share redemption and disposition of an aircraft lease.  Adjusted for these items, noninterest income was $60.3 million in the first quarter of 2009 compared to $60.8 in the first quarter of 2008 and $54.5 million in the fourth quarter of 2008.

Noninterest expense was $87.9 million in the first quarter of 2009, down $5.5 million from noninterest expense of $93.4 million in the same quarter last year and up $5.2 million from $82.7 million in the previous quarter.  Noninterest expense in the first quarter of 2009 included a legal contingency reserve of $1.5 million and a market premium of $0.9 million for the repurchase of long-term privately placed debt.  Noninterest expense in the first quarter of 2008 included a reversal of $5.6 million related to Visa litigation, accruals of $9.0 million for employee incentives, $3.0 million for legal contingency reserves, $2.3 million for charitable contributions, $1.0 million for the call premium on long-term capital securities debt, and $0.6 million for separation costs.  Adjusted for these items, the increase in noninterest expenses was largely due to an increase of $1.6 million in FDIC fees and personnel costs related to incentive compensation.  An analysis of salary and benefit expenses is included in Table 8.

The efficiency ratio for the first quarter of 2009 was 52.52 percent, compared with 49.62 percent in the same quarter last year and 51.58 percent in the previous quarter.  Adjusted for the income and expense items previously discussed, the efficiency ratio for the first quarter of 2009 was 54.36 percent compared with 51.04 percent in the first quarter of 2008 and 51.58 percent in the fourth quarter of 2008.  A summary of these items is included in Table 2.

2

The effective tax rate for the first quarter of 2009 was 34.00 percent compared to 28.88 percent during the same quarter last year and 33.46 percent in the previous quarter.  The lower effective tax rate in the first quarter of 2008 was primarily due to accounting for the disposition of the aircraft lease.

The Company’s business segments are defined as Retail Banking, Commercial Banking, Investment Services, and Treasury & Other.  Results are determined based on the Company’s internal financial management reporting process and organizational structure.  Selected financial information for the business segments is included in Table 12.

Asset Quality

Credit quality continued to reflect the trend of a weakening economy during the first quarter of 2009.  Non-accrual loans were $40.0 million at the end of March 31, 2009, up from $5.8 million at March 31, 2008 and up from $14.5 million at December 31, 2008.  As a percentage of total loans and leases, non-accrual loans were 0.63 percent at March 31, 2009.  The increase in commercial non-accrual loans was primarily related to a loan for a large national mall owner with a significant presence in Hawaii.  The increase in consumer non-accrual loans was largely in residential mortgages and due to one large mortgage loan and four land loans on the neighbor islands.

Net charge-offs during the first quarter of 2009 were $14.0 million or 0.88 percent annualized of total average loans and leases compared to $5.4 million in the first quarter last year and $10.6 million in the fourth quarter of 2008.  The increase was largely due to increased net charge-offs in the home equity and other consumer portfolios.  Net charge-offs also included $3.0 million for the previously discussed commercial loan.

The allowance for loan and lease losses was increased in the quarter by $10.9 million to $134.4 million at March 31, 2009, up from $100.0 million at March 31, 2008 and up from $123.5 million at December 31, 2008.  The ratio of the allowance for loan and lease losses to total loans and leases was 2.12 percent at March 31, 2009. The increase in the allowance for loan and lease losses reflects the increased level of risk given the softening local and national economy.  The reserve for unfunded commitments at March 31, 2009 was $5.4 million, up from $5.2 million at March 31, 2008 and December 31, 2008.  Details of charge-offs, recoveries and the components of the total reserve for credit losses are summarized in Table 11.

Other Financial Highlights

Total assets were $11.45 billion at March 31, 2009, up $625 million from $10.82 billion at March 31, 2008 and up $685 million from $10.76 billion at December 31, 2008.  Average total assets were $11.10 billion during the first quarter of 2009, up $452 million from average assets of $10.64 billion during the first quarter last year and up $789 million from average assets of $10.31 billion during the previous quarter.  The growth in assets was largely due to an increase in the Company’s liquidity position in funds sold due to strong deposit generation.

Total loans and leases were $6.34 billion at March 31, 2009, down $241 million from $6.58 billion at March 31, 2008 and down $192 million compared with $6.53 billion at December 31, 2008.  Average loans and leases were $6.45 billion during the first quarter of 2009, down $141 million from average loans and leases of $6.59 billion during the first quarter last year and down $91 million from average loans and leases of $6.54 billion during the previous quarter.

3

Total commercial loans were $2.34 billion at March 31, 2009, down $51 million from $2.39 billion at March 31, 2008 and down $81 million from $2.42 billion at December 31, 2008.  Total consumer loans were $4.00 billion at March 31, 2009, down $189 million from $4.19 billion at March 31, 2008 and down $110 million from $4.11 billion at December 31, 2008.  The decrease in consumer loan balances is largely due to reductions in residential mortgage and automobile loans.  Loan and lease portfolio balances are summarized in Table 9.

Total deposits were $9.21 billion at March 31, 2009, up $1.11 billion from $8.10 billion at March 31, 2008 and up $921 million from $8.29 billion at December 31, 2008.  The increase in deposits was widespread among deposit categories except time deposits.  Average total deposits were $8.75 billion during the first quarter of 2009, up $799 million from $7.95 billion during the first quarter last year and up $1.03 billion from $7.72 billion during the previous quarter.

Total long-term debt was $59.0 million at March 31, 2009, down $180.4 million from $239.4 million at March 31, 2008 and down $144.3 million from $203.3 million at December 31, 2008.  The decrease compared to the previous quarter was due to the maturity of $119.3 million in subordinated notes and the early payment of $25.0 million in privately placed notes during the first quarter of 2009.

Consistent with the Company’s plans to build capital levels, no shares were repurchased during the first quarter of 2009.  Remaining buyback authority under the share repurchase program was $85.4 million at March 31, 2009.  Total shareholder’s equity was $833.9 million at March 31, 2009, up $67.2 million from $766.7 million at March 31, 2008 and up $43.2 million from $790.7 million at December 31, 2008.

At March 31, 2009, the Tier 1 leverage ratio was 6.94 percent compared to 6.97 percent at March 31, 2008 and 7.30 percent at December 31, 2008.  The decrease in the Tier 1 leverage ratio was due to the significant asset growth during the first quarter of 2009.  At March 31, 2009, the ratio of tangible common equity to risk weighted assets was 12.47 percent up from 10.36 percent at March 31, 2008 and 11.28 percent at December 31, 2008.

The Company’s Board of Directors has declared a quarterly cash dividend of $0.45 per share on the Company’s outstanding shares.  The dividend will be payable on June 12, 2009 to shareholders of record at the close of business on May 29, 2009.

Hawaii Economy

During the first quarter of 2009, Hawaii’s economy continued to reflect weakness.  Hawaii unemployment increased to 7.1 percent in March 2009 and visitor levels remained below the comparable periods last year.  Real estate markets in Hawaii continue to be more resilient than the U. S. mainland.  Neighbor island markets experienced housing price declines more in line with the U. S. mainland; however, Oahu’s urban market has been much less adversely affected.  Mortgage delinquency rates (90 days or more past due) were 1.64 percent in Honolulu County, and 3.08 percent and 3.15 percent in Hawaii and Maui Counties, respectively.

4

Conference Call Information

The Company will review its first quarter 2009 financial results today at 8:00 a.m. Hawaii Time (2:00 p.m. Eastern Time).  The conference call will be accessible via teleconference and via the Investor Relations link of Bank of Hawaii Corporation’s web site, www.boh.com.  The conference call number for participants in the United States is 866-510-0704.  International participants should call 617-597-5362.  No pass code is required.  A replay of the conference call will be available for one week beginning Monday, April 20, 2009 by calling 888-286-8010 in the United States or 617-801-6888 internationally and entering the pass code number 91428407 when prompted.  A replay will also be available via the Investor Relations link of the Company’s web site.

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain “forward-looking statements”, such as forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations.  Do not unduly rely on forward-looking statements.  Actual results might differ significantly from our forecasts and expectations because of a variety of factors. More information about these factors is contained in Bank of Hawaii Corporation’s Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the U.S. Securities and Exchange Commission.  We have not committed to update forward-looking statements to reflect later events or circumstances.

Bank of Hawaii Corporation is a regional financial services company serving businesses, consumers and governments in Hawaii, American Samoa and the West Pacific.  The Company’s principal subsidiary, Bank of Hawaii, was founded in 1897 and is the largest independent financial institution in Hawaii.  For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

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5

Bank of Hawaii Corporation and Subsidiaries

Financial Highlights (Unaudited)	Table 1

	Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands, except per share amounts)	2009	2008	2008
For the Period:
Operating Results
Net Interest Income	$97,062	$105,854	$102,180
Provision for Credit Losses	24,887	18,558	14,427
Total Noninterest Income	70,365	54,463	86,125
Total Noninterest Expense	87,933	82,690	93,432
Net Income	36,040	39,307	57,215
Basic Earnings Per Share	0.76	0.83	1.19
Diluted Earnings Per Share	0.75	0.82	1.18
Dividends Declared Per Share	0.45	0.45	0.44

Performance Ratios
Return on Average Assets	1.32%	1.52%	2.16%
Return on Average Shareholders’ Equity	17.86	19.56	29.88
Efficiency Ratio (1)	52.52	51.58	49.62
Operating Leverage (2)	2.41	5.23	40.13
Net Interest Margin (3)	3.76	4.43	4.17
Dividend Payout Ratio (4)	59.21	54.22	36.97
Average Shareholders’ Equity to Average Assets	7.37	7.76	7.24

Average Balances
Average Loans and Leases	$6,446,513	$6,537,134	$6,587,918
Average Assets	11,096,322	10,307,814	10,643,904
Average Deposits	8,751,374	7,724,309	7,952,546
Average Shareholders’ Equity	818,218	799,387	770,157

Market Price Per Share of Common Stock
Closing	$32.98	$45.17	$49.56
High	45.24	57.81	52.93
Low	25.33	36.32	40.95

	March 31,	December 31,	March 31,
	2009	2008	2008
As of Period End:
Balance Sheet Totals
Loans and Leases	$6,338,726	$6,530,233	$6,579,337
Total Assets	11,448,128	10,763,475	10,822,801
Total Deposits	9,212,791	8,292,098	8,102,855
Long-Term Debt	59,003	203,285	239,389
Total Shareholders’ Equity	833,935	790,704	766,747

Asset Quality
Allowance for Loan and Lease Losses	$134,416	$123,498	$99,998
Non-Performing Assets	40,329	14,949	6,045

Financial Ratios
Allowance to Loans and Leases Outstanding	2.12%	1.89%	1.52%
Tier 1 Capital Ratio	12.02	11.24	10.50
Total Capital Ratio	13.28	12.49	11.76
Leverage Ratio (5)	6.94	7.30	6.97
Tangible Common Equity to Total Assets (6)	6.97	7.01	6.75
Tangible Common Equity to Risk-Weighted Assets (6)	12.47	11.28	10.36

Non-Financial Data
Full-Time Equivalent Employees	2,587	2,581	2,538
Branches and Offices	85	85	83
ATMs	463	462	411

(1)	Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).

(2)	Operating leverage is defined as the percentage change in income before the provision for credit losses and the provision for income taxes. Measures are presented on a linked quarter basis.

(3)	Net interest margin is defined as net interest income, on a taxable equivalent basis, as a percentage of average earning assets.

(4)	Dividend payout ratio is defined as dividends declared per share divided by basic earnings per share.

(5)	Leverage ratio as of March 31, 2008 was revised from 6.99%.

(6)

Tangible common equity, a non-GAAP financial measure, is defined by the Company as shareholders’ equity minus goodwill and intangible assets. Intangible assets are included as a component of other assets in the Consolidated Statements of Condition (Unaudited).

Bank of Hawaii Corporation and Subsidiaries

Net Significant Income (Expense) Items (Unaudited)	Table 2

	Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands)	2009	2008	2008
Gain on Disposal of Leased Equipment	$10,036	$—	$11,588
Gain on Mandatory Redemption of Visa Shares	—	—	13,737
Increase in Allowance for Loan and Lease Losses	(10,918)	(8,000)	(9,000)
Market Premium on Repurchased Long-Term Privately Placed Debt	(875)	—	—
Cash for Stock Grants	—	—	(4,640)
Employee Incentive Awards	—	—	(4,386)
Legal Contingencies	(1,500)	—	(3,016)
Bank of Hawaii Charitable Foundation and Other Contributions	—	—	(2,250)
Call Premium on Capital Securities	—	—	(991)
Separation Expense	—	—	(615)
Reversal of Visa Legal Costs	—	—	5,649
Significant Income (Expense) Items Before the Benefit for Income Taxes	(3,257)	(8,000)	6,076
Benefit for Income Taxes	(780)	(2,800)	(3,381)
Net Significant Income (Expense) Items	$(2,477)	$(5,200)	$9,457

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)	Table 3

	Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands, except per share amounts)	2009	2008 (1)	2008 (1)
Interest Income
Interest and Fees on Loans and Leases	$86,592	$95,598	$104,413
Income on Investment Securities
Trading	594	1,152	1,160
Available-for-Sale	32,301	34,352	34,251
Held-to-Maturity	2,567	2,735	3,239
Deposits	10	25	195
Funds Sold	577	48	992
Other	276	276	426
Total Interest Income	122,917	134,186	144,676
Interest Expense
Deposits	17,025	16,960	27,465
Securities Sold Under Agreements to Repurchase	6,652	7,984	10,617
Funds Purchased	5	175	633
Short-Term Borrowings	—	103	34
Long-Term Debt	2,173	3,110	3,747
Total Interest Expense	25,855	28,332	42,496
Net Interest Income	97,062	105,854	102,180
Provision for Credit Losses	24,887	18,558	14,427
Net Interest Income After Provision for Credit Losses	72,175	87,296	87,753
Noninterest Income
Trust and Asset Management	11,632	12,275	15,086
Mortgage Banking	8,678	508	4,297
Service Charges on Deposit Accounts	13,386	13,306	12,083
Fees, Exchange, and Other Service Charges	14,976	14,897	15,391
Investment Securities Gains, Net	56	86	130
Insurance	5,641	5,953	7,130
Other	15,996	7,438	32,008
Total Noninterest Income	70,365	54,463	86,125
Noninterest Expense
Salaries and Benefits	47,028	43,737	55,473
Net Occupancy	10,328	11,548	10,443
Net Equipment	4,316	4,573	4,321
Professional Fees	2,549	3,040	2,613
Other	23,712	19,792	20,582
Total Noninterest Expense	87,933	82,690	93,432
Income Before Provision for Income Taxes	54,607	59,069	80,446
Provision for Income Taxes	18,567	19,762	23,231
Net Income	$36,040	$39,307	$57,215
Basic Earnings Per Share	$0.76	$0.83	$1.19
Diluted Earnings Per Share	$0.75	$0.82	$1.18
Dividends Declared Per Share	$0.45	$0.45	$0.44
Basic Weighted Average Shares	47,566,005	47,481,779	47,965,722
Diluted Weighted Average Shares	47,802,249	47,927,532	48,628,427

(1)  Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Condition (Unaudited)	Table 4

	March 31,	December 31,	March 31,
(dollars in thousands)	2009	2008	2008 (1)
Assets
Interest-Bearing Deposits	$5,031	$5,094	$55,916
Funds Sold	895,595	405,789	240,000
Investment Securities
Trading	—	91,500	99,966
Available-for-Sale	3,106,608	2,519,239	2,672,286
Held-to-Maturity (Fair Value of $233,633; $242,175; and $277,536)	228,177	239,635	277,256
Loans Held for Sale	24,121	21,540	13,096
Loans and Leases	6,338,726	6,530,233	6,579,337
Allowance for Loan and Lease Losses	(134,416)	(123,498)	(99,998)
Net Loans and Leases	6,204,310	6,406,735	6,479,339
Total Earning Assets	10,463,842	9,689,532	9,837,859
Cash and Noninterest-Bearing Deposits	299,393	385,599	314,863
Premises and Equipment	114,536	116,120	116,683
Customers’ Acceptances	822	1,308	992
Accrued Interest Receivable	36,928	39,905	46,316
Foreclosed Real Estate	346	428	294
Mortgage Servicing Rights	23,528	21,057	27,149
Goodwill	34,959	34,959	34,959
Other Assets	473,774	474,567	443,686
Total Assets	$11,448,128	$10,763,475	$10,822,801

Liabilities
Deposits
Noninterest-Bearing Demand	$1,970,041	$1,754,724	$2,000,226
Interest-Bearing Demand	1,926,576	1,854,611	1,579,943
Savings	3,905,709	3,104,863	2,798,635
Time	1,410,465	1,577,900	1,724,051
Total Deposits	9,212,791	8,292,098	8,102,855
Funds Purchased	9,665	15,734	23,800
Short-Term Borrowings	10,000	4,900	9,726
Securities Sold Under Agreements to Repurchase	844,283	1,028,835	1,231,962
Long-Term Debt (includes $119,275 and $128,932 carried at fair value as of December 31, 2008 and March 31, 2008, respectively)	59,003	203,285	239,389
Banker’s Acceptances	822	1,308	992
Retirement Benefits Payable	54,450	54,776	29,755
Accrued Interest Payable	10,010	13,837	18,322
Taxes Payable and Deferred Taxes	258,505	229,699	300,188
Other Liabilities	154,664	128,299	99,065
Total Liabilities	10,614,193	9,972,771	10,056,054
Shareholders’ Equity
Common Stock ($.01 par value; authorized 500,000,000 shares; issued / outstanding: March 2009 - 57,019,595 / 47,803,544; December 2008 - 57,019,887 / 47,753,371; and March 2008 - 56,995,352 / 47,990,432)	569	568	568
Capital Surplus	491,352	492,515	487,139
Accumulated Other Comprehensive (Loss) Income	(1,319)	(28,888)	5,553
Retained Earnings	802,195	787,924	720,540
Treasury Stock, at Cost (Shares: March 2009 - 9,216,051; December 2008 - 9,266,516; and March 2008 - 9,004,920)	(458,862)	(461,415)	(447,053)
Total Shareholders’ Equity	833,935	790,704	766,747
Total Liabilities and Shareholders’ Equity	$11,448,128	$10,763,475	$10,822,801

(1)  Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Shareholders’ Equity (Unaudited)	Table 5

				Accum.
				Other
				Comprehensive			Comprehensive
		Common	Capital	(Loss)	Retained	Treasury
(dollars in thousands)	Total	Stock	Surplus	Income	Earnings	Stock	Income
Balance as of December 31, 2008	$790,704	$568	$492,515	$(28,888)	$787,924	$(461,415)
Comprehensive Income:
Net Income	36,040	—	—	—	36,040	—	$36,040
Other Comprehensive Income, Net of Tax:
Change in Unrealized Gains and Losses on Investment Securities Available-for-Sale	27,243	—	—	27,243	—	—	27,243
Amortization of Net Loss Related to Pension and Postretirement Benefit Plans	326	—	—	326	—	—	326
Total Comprehensive Income							$63,609
Share-Based Compensation	235	—	235	—	—	—
Net Tax Benefits related to Share-Based Compensation	(442)	—	(442)	—	—	—
Common Stock Issued under Purchase and Equity Compensation Plans (71,244 shares)	2,069	1	(956)	—	(258)	3,282
Common Stock Repurchased (21,071 shares)	(729)	—	—	—	—	(729)
Cash Dividends Paid	(21,511)	—	—	—	(21,511)	—
Balance as of March 31, 2009	$833,935	$569	$491,352	$(1,319)	$802,195	$(458,862)

Balance as of December 31, 2007	$750,255	$567	$484,790	$(5,091)	$688,638	$(418,649)
Cumulative-Effect Adjustment of a Change in Accounting Principle, Net of Tax: SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities, including an amendment of FASB Statement No. 115”	(2,736)	—	—	—	(2,736)	—
Comprehensive Income:
Net Income	57,215	—	—	—	57,215	—	$57,215
Other Comprehensive Income, Net of Tax:
Change in Unrealized Gains and Losses on Investment Securities Available-for-Sale	10,595	—	—	10,595	—	—	10,595
Amortization of Net Loss Related to Pension and Postretirement Benefit Plans	49	—	—	49	—	—	49
Total Comprehensive Income							$67,859
Share-Based Compensation	1,751	—	1,751	—	—	—
Net Tax Benefits related to Share-Based Compensation	583	—	583	—	—	—
Common Stock Issued under Purchase and Equity Compensation Plans (95,360 shares)	3,182	1	15	—	(1,378)	4,544
Common Stock Repurchased (686,313 shares)	(32,948)	—	—	—	—	(32,948)
Cash Dividends Paid	(21,199)	—	—	—	(21,199)	—
Balance as of March 31, 2008	$766,747	$568	$487,139	$5,553	$720,540	$(447,053)

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable Equivalent Basis (Unaudited)	Table 6

	Three Months Ended			Three Months Ended			Three Months Ended
	March 31, 2009			December 31, 2008			March 31, 2008 (1)
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$4.9	$—	0.84%	$13.9	$—	0.71%	$27.5	$0.2	2.82%
Funds Sold	912.9	0.6	0.25	66.6	—	0.28	138.2	1.0	2.84
Investment Securities
Trading	48.8	0.6	4.87	90.6	1.2	5.09	95.7	1.2	4.85
Available-for-Sale	2,628.7	32.5	4.95	2,535.6	34.6	5.46	2,631.6	34.5	5.24
Held-to-Maturity	235.0	2.6	4.37	244.7	2.7	4.47	285.6	3.2	4.54
Loans Held for Sale	21.8	0.2	4.41	8.8	0.1	5.54	10.5	0.1	5.43
Loans and Leases (2)
Commercial and Industrial	1,031.3	10.4	4.11	1,071.1	13.7	5.08	1,065.1	16.6	6.26
Commercial Mortgage	730.6	9.6	5.32	724.6	10.8	5.94	649.1	10.4	6.45
Construction	154.1	1.6	4.21	155.7	2.1	5.37	199.5	3.3	6.73
Commercial Lease Financing	462.9	3.7	3.16	466.1	4.9	4.21	477.9	4.0	3.35
Residential Mortgage	2,437.4	36.3	5.96	2,468.1	37.2	6.02	2,496.7	38.2	6.13
Home Equity	1,028.7	13.0	5.13	1,019.6	13.9	5.41	993.4	16.4	6.60
Automobile	356.3	7.0	7.94	382.3	7.7	8.02	438.7	8.9	8.18
Other (3)	245.2	4.8	7.86	249.6	5.2	8.36	267.4	6.5	9.73
Total Loans and Leases	6,446.5	86.4	5.40	6,537.1	95.5	5.82	6,587.8	104.3	6.35
Other	79.7	0.3	1.39	79.7	0.3	1.38	79.5	0.4	2.15
Total Earning Assets (4)	10,378.3	123.2	4.77	9,577.0	134.4	5.60	9,856.4	144.9	5.89
Cash and Noninterest-Bearing Deposits	243.4			252.3			294.1
Other Assets	474.6			478.5			493.4
Total Assets	$11,096.3			$10,307.8			$10,643.9

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$1,888.6	0.3	0.06	$1,747.3	0.7	0.16	$1,550.9	2.3	0.59
Savings	3,533.0	8.2	0.94	2,827.9	6.4	0.90	2,755.2	9.2	1.35
Time	1,500.8	8.5	2.30	1,561.6	9.8	2.51	1,747.2	16.0	3.67
Total Interest-Bearing Deposits	6,922.4	17.0	1.00	6,136.8	16.9	1.10	6,053.3	27.5	1.82
Short-Term Borrowings	18.7	—	0.11	166.4	0.3	0.66	79.7	0.7	3.31
Securities Sold Under Agreements to Repurchase	935.4	6.7	2.85	1,032.2	8.0	3.04	1,164.2	10.6	3.63
Long-Term Debt	148.2	2.2	5.88	204.0	3.1	6.09	239.8	3.7	6.25
Total Interest-Bearing Liabilities	8,024.7	25.9	1.30	7,539.4	28.3	1.49	7,537.0	42.5	2.26
Net Interest Income		$97.3			$106.1			$102.4
Interest Rate Spread			3.47%			4.11%			3.63%
Net Interest Margin			3.76%			4.43%			4.17%
Noninterest-Bearing Demand Deposits	1,829.0			1,587.5			1,899.2
Other Liabilities	424.4			381.5			437.5
Shareholders’ Equity	818.2			799.4			770.2
Total Liabilities and Shareholders’ Equity	$11,096.3			$10,307.8			$10,643.9

(1)   Certain prior period information has been reclassified to conform to current presentation.

(2)   Non-performing loans and leases are included in the respective average loan and lease balances.  Income, if any, on such loans and leases is recognized on a cash basis.

(3)   Comprised of other consumer revolving credit, installment, and consumer lease financing.

(4)   Interest income includes taxable equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $226,000, $234,000, and $238,000 for the three months ended March 31, 2009, December 31, 2008, and March 31, 2008, respectively.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable Equivalent Basis (Unaudited)	Table 7a

	Three Months Ended March 31, 2009
	Compared to December 31, 2008
(dollars in millions)	Volume (1)	Rate (1)	Time (1)	Total
Change in Interest Income:
Funds Sold	$0.6	$—	$—	$0.6
Investment Securities
Trading	(0.5)	(0.1)	—	(0.6)
Available-for-Sale	1.5	(2.8)	(0.8)	(2.1)
Held-to-Maturity	(0.1)	—	—	(0.1)
Loans Held for Sale	0.1	—	—	0.1
Loans and Leases
Commercial and Industrial	(0.5)	(2.5)	(0.3)	(3.3)
Commercial Mortgage	0.1	(1.1)	(0.2)	(1.2)
Construction	—	(0.4)	(0.1)	(0.5)
Commercial Lease Financing	—	(1.2)	—	(1.2)
Residential Mortgage	—	(0.1)	(0.8)	(0.9)
Home Equity	—	(0.9)	—	(0.9)
Automobile	(0.5)	(0.1)	(0.1)	(0.7)
Other (2)	(0.1)	(0.3)	—	(0.4)
Total Loans and Leases	(1.0)	(6.6)	(1.5)	(9.1)
Total Change in Interest Income	0.6	(9.5)	(2.3)	(11.2)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	—	(0.4)	—	(0.4)
Savings	1.6	0.3	(0.1)	1.8
Time	(0.3)	(0.8)	(0.2)	(1.3)
Total Interest-Bearing Deposits	1.3	(0.9)	(0.3)	0.1
Short-Term Borrowings	(0.1)	(0.2)	—	(0.3)
Securities Sold Under Agreements to Repurchase	(0.7)	(0.4)	(0.2)	(1.3)
Long-Term Debt	(0.7)	(0.1)	(0.1)	(0.9)
Total Change in Interest Expense	(0.2)	(1.6)	(0.6)	(2.4)

Change in Net Interest Income	$0.8	$(7.9)	$(1.7)	$(8.8)

(1)   The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume, rate, and time for that category.

(2)   Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable Equivalent Basis (Unaudited)	Table 7b

	Three Months Ended March 31, 2009
	Compared to March 31, 2008
(dollars in millions)	Volume (1)	Rate (1)	Total
Change in Interest Income:
Interest-Bearing Deposits	$(0.1)	$(0.1)	$(0.2)
Funds Sold	1.2	(1.6)	(0.4)
Investment Securities
Trading	(0.6)	—	(0.6)
Available-for-Sale	(0.1)	(1.9)	(2.0)
Held-to-Maturity	(0.5)	(0.1)	(0.6)
Loans Held for Sale	0.1	—	0.1
Loans and Leases
Commercial and Industrial	(0.5)	(5.7)	(6.2)
Commercial Mortgage	1.2	(2.0)	(0.8)
Construction	(0.6)	(1.1)	(1.7)
Commercial Lease Financing	(0.1)	(0.2)	(0.3)
Residential Mortgage	(0.9)	(1.0)	(1.9)
Home Equity	0.5	(3.9)	(3.4)
Automobile	(1.7)	(0.2)	(1.9)
Other (2)	(0.5)	(1.2)	(1.7)
Total Loans and Leases	(2.6)	(15.3)	(17.9)
Other	—	(0.1)	(0.1)
Total Change in Interest Income	(2.6)	(19.1)	(21.7)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	0.4	(2.4)	(2.0)
Savings	2.2	(3.2)	(1.0)
Time	(2.1)	(5.4)	(7.5)
Total Interest-Bearing Deposits	0.5	(11.0)	(10.5)
Short-Term Borrowings	(0.3)	(0.4)	(0.7)
Securities Sold Under Agreements to Repurchase	(1.9)	(2.0)	(3.9)
Long-Term Debt	(1.3)	(0.2)	(1.5)
Total Change in Interest Expense	(3.0)	(13.6)	(16.6)

Change in Net Interest Income	$0.4	$(5.5)	$(5.1)

(1)	The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume and rate for that category.

(2)	Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Salaries and Benefits (Unaudited)	Table 8

	Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands)	2009	2008	2008
Salaries	$29,845	$31,328	$28,903
Incentive Compensation	3,292	3,011	6,267
Share-Based Compensation and Cash for Stock Grants	787	1,097	6,288
Commission Expense	2,255	1,423	1,873
Retirement and Other Benefits	4,619	2,838	5,226
Payroll Taxes	3,500	2,108	3,414
Medical, Dental, and Life Insurance	2,664	1,589	2,499
Separation Expense	66	343	1,003
Total Salaries and Benefits	$47,028	$43,737	$55,473

Bank of Hawaii Corporation and Subsidiaries
Loan and Lease Portfolio Balances (Unaudited)	Table 9

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands)	2009	2008	2008 (1)	2008 (1)	2008 (1)
Commercial
Commercial and Industrial	$1,000,640	$1,053,781	$1,077,314	$1,052,319	$1,079,772
Commercial Mortgage	726,193	740,779	708,961	680,784	650,638
Construction	153,754	153,952	153,364	168,678	190,521
Lease Financing	454,822	468,140	467,279	471,443	465,945
Total Commercial	2,335,409	2,416,652	2,406,918	2,373,224	2,386,876
Consumer
Residential Mortgage	2,402,061	2,461,824	2,478,925	2,485,558	2,506,594
Home Equity	1,016,381	1,033,221	1,004,437	989,683	990,759
Automobile	343,642	369,789	395,015	413,338	430,920
Other (2)	241,233	248,747	254,163	256,325	264,188
Total Consumer	4,003,317	4,113,581	4,132,540	4,144,904	4,192,461
Total Loans and Leases	$6,338,726	$6,530,233	$6,539,458	$6,518,128	$6,579,337

Air Transportation Credit Exposure (3) (Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands)	2009	2008	2008	2008	2008
Passenger Carriers Based In the United States	$56,876	$60,189	$60,260	$60,603	$61,190
Passenger Carriers Based Outside the United States	5,433	5,672	5,809	7,161	7,258
Cargo Carriers	13,994	13,831	13,689	13,568	13,472
Total Air Transportation Credit Exposure	$76,303	$79,692	$79,758	$81,332	$81,920

Deposits (Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands)	2009	2008	2008	2008	2008
Consumer	4,702,494	4,593,248	4,460,965	4,463,632	4,605,743
Commercial	3,645,842	3,221,668	2,835,699	3,013,234	3,174,676
Public and Other	864,455	477,182	361,820	427,124	322,436
Total Deposits	$9,212,791	$8,292,098	$7,658,484	$7,903,990	$8,102,855

(1)  Certain prior period information has been reclassified to conform to current presentation.

(2)  Comprised of other revolving credit, installment, and lease financing.

(3)  Exposure includes loans, leveraged leases and operating leases.

Bank of Hawaii Corporation and Subsidiaries
Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More (Unaudited)	Table 10

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands)	2009	2008	2008	2008	2008
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$21,839	$3,869	$574	$1,119	$794
Construction	5,001	5,001	—	—	—
Lease Financing	910	133	149	329	504
Total Commercial	27,750	9,003	723	1,448	1,298
Consumer
Residential Mortgage	9,230	3,904	3,749	3,784	3,235
Home Equity	1,620	1,614	1,162	1,189	1,187
Other (1)	1,383	—	—	30	31
Total Consumer	12,233	5,518	4,911	5,003	4,453
Total Non-Accrual Loans and Leases	39,983	14,521	5,634	6,451	5,751
Foreclosed Real Estate	346	428	293	229	294
Total Non-Performing Assets	$40,329	$14,949	$5,927	$6,680	$6,045

Accruing Loans and Leases Past Due 90 Days or More
Commercial
Commercial and Industrial	$—	$6,785	$—	$—	$24
Lease Financing	257	268	—	—	—
Total Commercial	257	7,053	—	—	24
Consumer
Residential Mortgage	4,794	4,192	3,455	2,601	3,892
Home Equity	1,720	1,077	296	201	328
Automobile	776	743	758	625	865
Other (1)	1,100	1,134	926	756	725
Total Consumer	8,390	7,146	5,435	4,183	5,810
Total Accruing Loans and Leases Past Due 90 Days or More	$8,647	$14,199	$5,435	$4,183	$5,834

Total Loans and Leases	$6,338,726	$6,530,233	$6,539,458	$6,518,128	$6,579,337

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.63%	0.22%	0.09%	0.10%	0.09%

Ratio of Non-Performing Assets to Total Loans and Leases and Foreclosed Real Estate	0.64%	0.23%	0.09%	0.10%	0.09%

Ratio of Commercial Non-Performing Assets to Total Commercial Loans and Leases	1.19%	0.37%	0.03%	0.06%	0.05%

Ratio of Consumer Non-Performing Assets to Total Consumer Loans and Leases and Foreclosed Real Estate	0.31%	0.14%	0.13%	0.13%	0.11%

Ratio of Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More to Total Loans and Leases	0.77%	0.45%	0.17%	0.17%	0.18%

Quarter to Quarter Changes in Non-Performing Assets
Balance at Beginning of Quarter	$14,949	$5,927	$6,680	$6,045	$5,286
Additions	29,164	15,464	1,355	2,900	2,614
Reductions
Payments	(874)	(2,440)	(955)	(630)	(386)
Return to Accrual Status	(768)	(1,468)	(756)	(943)	(944)
Sales of Foreclosed Real Estate	(82)	—	—	—	—
Charge-offs/Write-downs	(2,060)	(2,534)	(397)	(692)	(525)
Total Reductions	(3,784)	(6,442)	(2,108)	(2,265)	(1,855)
Balance at End of Quarter	$40,329	$14,949	$5,927	$6,680	$6,045

(1)  Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Reserve for Credit Losses (Unaudited)	Table 11

	Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands)	2009	2008	2008
Balance at Beginning of Period	$128,667	$120,667	$96,167
Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(6,464)	(3,490)	(1,389)
Construction	—	(1,932)	—
Lease Financing	(20)	—	(134)
Consumer
Residential Mortgage	(827)	(192)	—
Home Equity	(2,316)	(732)	(806)
Automobile	(2,982)	(3,277)	(2,915)
Other (1)	(3,577)	(2,363)	(2,803)
Total Loans and Leases Charged-Off	(16,186)	(11,986)	(8,047)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	542	227	986
Lease Financing	2	3	3
Consumer
Residential Mortgage	145	13	78
Home Equity	96	25	21
Automobile	727	622	796
Other (1)	705	538	736
Total Recoveries on Loans and Leases Previously Charged-Off	2,217	1,428	2,620
Net Loans and Leases Charged-Off	(13,969)	(10,558)	(5,427)
Provision for Credit Losses	24,887	18,558	14,427
Provision for Unfunded Commitments	250	—	—
Balance at End of Period (2)	$139,835	$128,667	$105,167

Components
Allowance for Loan and Lease Losses	$134,416	$123,498	$99,998
Reserve for Unfunded Commitments	5,419	5,169	5,169
Total Reserve for Credit Losses	$139,835	$128,667	$105,167

Average Loans and Leases Outstanding	$6,446,513	$6,537,134	$6,587,918

Ratio of Net Loans and Leases Charged-Off to Average Loans and Leases Outstanding (annualized)	0.88%	0.64%	0.33%
Ratio of Allowance for Loan and Lease Losses to Loans and Leases Outstanding	2.12%	1.89%	1.52%

(1)  Comprised of other revolving credit, installment, and lease financing.

(2)  Included in this analysis is activity related to the Company’s reserve for unfunded commitments, which is separately recorded in other liabilities in the Consolidated Statements of Condition (Unaudited).

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information (Unaudited)	Table 12

	Retail	Commercial	Investment	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	Services	and Other	Total

Three Months Ended March 31, 2009
Net Interest Income (Loss)	$54,081	$40,906	$3,992	$(1,917)	$97,062
Provision for Credit Losses	14,516	9,809	804	(242)	24,887
Net Interest Income (Loss) After Provision for Credit Losses	39,565	31,097	3,188	(1,675)	72,175
Noninterest Income	31,982	20,414	14,443	3,526	70,365
Noninterest Expense	(45,297)	(24,549)	(16,559)	(1,528)	(87,933)
Income Before Provision for Income Taxes	26,250	26,962	1,072	323	54,607
Provision for Income Taxes	(9,727)	(9,935)	(396)	1,491	(18,567)
Net Income	$16,523	$17,027	$676	$1,814	$36,040
Total Assets as of March 31, 2009	$3,582,200	$2,887,927	$256,962	$4,721,039	$11,448,128

Three Months Ended March 31, 2008(1)
Net Interest Income (Loss)	$58,426	$42,835	$3,870	$(2,951)	$102,180
Provision for Credit Losses	7,952	7,226	—	(751)	14,427
Net Interest Income (Loss) After Provision for Credit Losses	50,474	35,609	3,870	(2,200)	87,753
Noninterest Income	28,547	22,249	18,261	17,068	86,125
Noninterest Expense	(43,769)	(24,721)	(16,863)	(8,079)	(93,432)
Income Before Provision for Income Taxes	35,252	33,137	5,268	6,789	80,446
Provision for Income Taxes	(13,043)	(12,301)	(1,949)	4,062	(23,231)
Net Income	$22,209	$20,836	$3,319	$10,851	$57,215
Total Assets as of March 31, 2008 (1)	$3,681,581	$3,066,272	$232,882	$3,842,066	$10,822,801

(1)  Certain prior period information has been reclassified to conform to the current presentation.

Bank of Hawaii Corporation and Subsidiaries
Selected Quarterly Financial Data (Unaudited)	Table 13

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands, except per share amounts)	2009	2008 (1)	2008 (1)	2008 (1)	2008 (1)
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$86,592	$95,598	$92,744	$97,959	$104,413
Income on Investment Securities
Trading	594	1,152	1,174	1,209	1,160
Available-for-Sale	32,301	34,352	35,152	35,321	34,251
Held-to-Maturity	2,567	2,735	2,870	3,033	3,239
Deposits	10	25	33	204	195
Funds Sold	577	48	141	420	992
Other	276	276	490	489	426
Total Interest Income	122,917	134,186	132,604	138,635	144,676
Interest Expense
Deposits	17,025	16,960	17,736	20,238	27,465
Securities Sold Under Agreements to Repurchase	6,652	7,984	7,675	7,488	10,617
Funds Purchased	5	175	507	270	633
Short-Term Borrowings	—	103	13	12	34
Long-Term Debt	2,173	3,110	3,098	3,459	3,747
Total Interest Expense	25,855	28,332	29,029	31,467	42,496
Net Interest Income	97,062	105,854	103,575	107,168	102,180
Provision for Credit Losses	24,887	18,558	20,358	7,172	14,427
Net Interest Income After Provision for Credit Losses	72,175	87,296	83,217	99,996	87,753
Noninterest Income
Trust and Asset Management	11,632	12,275	14,193	15,460	15,086
Mortgage Banking	8,678	508	621	2,738	4,297
Service Charges on Deposit Accounts	13,386	13,306	13,045	12,411	12,083
Fees, Exchange, and Other Service Charges	14,976	14,897	15,604	16,103	15,391
Investment Securities Gains, Net	56	86	159	157	130
Insurance	5,641	5,953	5,902	5,590	7,130
Other	15,996	7,438	7,462	8,080	32,008
Total Noninterest Income	70,365	54,463	56,986	60,539	86,125
Noninterest Expense
Salaries and Benefits	47,028	43,737	46,764	45,984	55,473
Net Occupancy	10,328	11,548	11,795	11,343	10,443
Net Equipment	4,316	4,573	4,775	4,474	4,321
Professional Fees	2,549	3,040	3,270	2,588	2,613
Other	23,712	19,792	20,186	19,473	20,582
Total Noninterest Expense	87,933	82,690	86,790	83,862	93,432
Income Before Provision for Income Taxes	54,607	59,069	53,413	76,673	80,446
Provision for Income Taxes	18,567	19,762	6,004	28,391	23,231
Net Income	$36,040	$39,307	$47,409	$48,282	$57,215

Basic Earnings Per Share	$0.76	$0.83	$1.00	$1.01	$1.19
Diluted Earnings Per Share	$0.75	$0.82	$0.99	$1.00	$1.18

Balance Sheet Totals
Loans and Leases	$6,338,726	$6,530,233	$6,539,458	$6,518,128	$6,579,337
Total Assets	11,448,128	10,763,475	10,335,047	10,371,149	10,822,801
Total Deposits	9,212,791	8,292,098	7,658,484	7,903,990	8,102,855
Total Shareholders’ Equity	833,935	790,704	780,020	767,558	766,747

Performance Ratios
Return on Average Assets	1.32%	1.52%	1.82%	1.85%	2.16%
Return on Average Shareholders’ Equity	17.86	19.56	24.17	24.82	29.88
Efficiency Ratio (2)	52.52	51.58	54.05	50.01	49.62
Net Interest Margin (3)	3.76	4.43	4.33	4.41	4.17

(1)	Certain prior period information has been reclassified to conform to current presentation.

(2)	The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).

(3)	The net interest margin is defined as net interest income, on a fully-taxable equivalent basis, as a percentage of average earning assets.